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                                                               EXHIBIT 10.19.1







                              FIRST AMENDMENT TO
                          REVOLVING CREDIT AGREEMENT


                        Dated as of September 30, 1996

                                     Among

                               BROOKSTONE, INC.,
                         BROOKSTONE COMPANY, INC. and
                            BROOKSTONE STORES, INC.

                                      and

                       THE FIRST NATIONAL BANK OF BOSTON








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                 FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

    This FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT is entered into as of September 30, 1996 by and among BROOKSTONE, INC., a Delaware corporation (the "Parent"), BROOKSTONE COMPANY, INC., a New Hampshire corporation (the "Company") and BROOKSTONE STORES, INC., a New Hampshire corporation ("Stores;" the Parent, the Company and Stores are referred to herein collectively as the "Companies" and the Company and Stores are referred to herein individually as a "Borrower" and collectively as the "Borrowers") and THE FIRST NATIONAL BANK OF BOSTON, a national banking association.

                                   Recitals
                                   --------

    The Companies and the Bank are parties to a Revolving Credit Agreement dated as of January 11, 1996 (the "Credit Agreement"). All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement. The Companies desire to amend the Credit Agreement to provide for a temporary increase in the Commitment Amount to $35,000,000 for the period from October 1, 1996 through January 31, 1997 and again for the period from October 31, 1997 through January 31, 1998. The Bank is willing to amend the Credit Agreement to provide for such temporary increases on the terms and conditions set forth herein.

    NOW, THEREFORE, the Companies and the Bank hereby amend the Credit Agreement as follows:

    Section 1. Definitions. Section 1.1 of the Credit Agreement is hereby
               -----------
amended by deleting the definition of "Commitment Amount" in its entirety and substituting therefor the following:

              "Commitment Amount. (a) $30,000,000 through
               -----------------
              September 30, 1996, (b) $35,000,000 for the period from October 1, 1996 through December 31, 1996,
              (c) $30,000,000 for the period from February 1, 1997 through September 30, 1997, and (d) $35,000,000 for the period from October 1, 1997 through December 31, 1997, or in each case such lesser amount, including zero, resulting from a termination or reduction of such amount in accordance with Section 2.4 or Section 7.2."


    Section 2. Revised Promissory Note. The Bank and the Borrowers hereby agree
               -----------------------
that the Borrowers, jointly and severally, shall execute and deliver to the Bank the Promissory


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Note in the form of Exhibit A hereto to evidence the Loans, which note, from and
                    ---------
after the date hereof, shall be deemed to be the Note under the Credit
Agreement. Accrued interest on the Borrowers' Promissory Note dated January 11, 1996 through the date hereof shall be paid at the times provided in the Credit Agreement.

    Section 3. Effectiveness: Conditions to Effectiveness. This First Amendment
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to Revolving Credit Agreement shall become effective as of September 30, 1996 upon execution hereof by the Borrowers and the Bank and satisfaction of the following conditions.

       (a) Promissory Note. The Borrowers shall have delivered to the Bank a
           ---------------
    revised Promissory Notes in the form of Exhibit A hereto.
                                            ---------

       (b) Officers' Certificate. The Borrowers shall have delivered to the Bank
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    an Officers' Certificate in the form of Exhibit B hereto.
                                            ---------

       (c) Opinion of Counsel. The Borrowers shall have delivered to the Bank an
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    opinion of Wiggin & Nourie, P.A., counsel to the Borrowers, in form and substance satisfactory to the Bank.

       (d) Facility Fee. The Borrowers shall have paid to the Bank a facility
           ------------
    fee of $35,000, which shall be deemed earned in full by the Bank on the date hereof.

    Section 4. Representations and Warranties: No Default. The Borrowers hereby
               ------------------------------------------
confirm to the Bank the representations and warranties of the Borrowers set forth in Section IV of the Credit Agreement (as amended hereby) as of the date hereof, as if set forth herein in full. The Borrowers hereby certify that no Default exists under the Credit Agreement.

    Section 5. Miscellaneous. The Borrowers, jointly and severally agree to pay
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on demand all the Bank's reasonable expenses in preparing, executing and delivering this First Amendment to Revolving Credit Agreement, and all related instruments and documents, including, without limitation, the reasonable fees and out-of-pocket expenses of the Bank's special counsel, Goodwin, Procter & Hoar LLP. This First Amendment to Revolving Credit Agreement shall be a Lender Agreement and shall be governed by and construed and enforced under the laws of The Commonwealth of Massachusetts.


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    IN WITNESS WHEREOF, the Companies and the Bank have caused this First
Amendment to Revolving Credit Agreement to be executed by their duly authorized officers as of the first set forth above.


                                        BROOKSTONE, INC.

                                        By:  /s/ Michael F. Anthony
                                            ------------------------------
                                            Name: Michael F. Anthony
                                            Title: President


                                        BROOKSTONE COMPANY, INC.

                                        By:  /s/ Michael F. Anthony
                                            ------------------------------
                                            Name: Michael F. Anthony
                                            Title: President


                                        BROOKSTONE STORES, INC.

                                        By:  /s/ Michael F. Anthony
                                            ------------------------------
                                            Name: Michael F. Anthony
                                            Title: President


                                        THE FIRST NATIONAL BANK OF BOSTON

                                        By:  /s/ Virginia W. Dennett
                                            ------------------------------
                                            Name: Virginia W. Dennett
                                            Title: Vice President


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                         Acknowledgement of Guarantors
                         -----------------------------


    The undersigned Guarantors under an Unlimited Guaranty dated as of January 11, 1996 hereby acknowledge the foregoing First Amendment to Revolving Credit Agreement and agree that all obligations of the Borrowers under the Credit Agreement, as so amended, will constitute "Obligations" under the Unlimited Guaranty.


                                        BROOKSTONE PROPERTIES, INC.
                                        BROOKSTONE HOLDINGS, INC.
                                        BROOKSTONE PURCHASING, INC.
                                        BROOKSTONE BY MAIL, INC.


                                        BY:  /s/ Michael F. Anthony
                                            ------------------------------


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